4th Quarter and Full-Year 2015 Financial Results Presentation February 23, 2016

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income from continuing operations before income taxes, provision for income taxes, net income from continuing operations, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and twelve months ended December 31, 2015. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Chairman’s Comments “We are proud to report that 2015 was our 20th consecutive year of record net revenues. We completed two acquisitions: Sterne Agee in June, which added financial advisors and fixed income capabilities, and Barclays Wealth and Investment Management, Americas in December, which significantly expands our high net worth advisory business. While the challenging market environment impacted fourth quarter activity, we are committed to optimizing our current capital base, managing our expense base, and taking the necessary steps to achieve our key financial targets. We will continue to selectively add capabilities and evaluate opportunities that further our strategic objectives. With a balanced business model, we believe we are well positioned to take advantage of future opportunities.”

Market Overview Note: Volumes are in million $, except trading volumes which are in million shares. Source: Dealogic, SIFMA, Bloomberg, Strategic Insight Simfund and KBW Research.

Financial Results

Stifel Financial Corp. Results Three months ended December 31, 2015 Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in management’s view are not representative of on-going business. Results for the three months ended December 31, 2014 and September 30, 2015 are non-GAAP. _________________________________________________________ (1) (2) (2)

Stifel Financial Corp. Results Year ended December 31, 2015 Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in management’s view are not representative of on-going business. Results for the year ended December 31, 2014 are Core (non-GAAP). _________________________________________________________ (1) (2)

Source of Revenues

Brokerage & Investment Banking Revenues

Non-GAAP Non-Interest Expenses (1) _________________________________________________________ Excludes adjustments for duplicative items associated with the integration of acquired businesses (merger-related expenses).

Global Wealth Management _________________________________________________________ * Percentage not meaningful.

Institutional Group

Non-GAAP Other Segment Year-Over-Year Change

Financial Condition

Balance Sheet Growth Resumed Asset Growth in 4Q15

Stifel Bank & Trust (an operating unit of GWM) Note: Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages. Investment securities includes available-for-sale and held-to-maturity securities. Includes loans held for sale. Excluding acquired loans (purchased at fair value) of $606.8 million, $207.5 million, and $47.7 million, the allowance as a percentage of loans totaled 1.19%, 1.14%, and 1.11% as of December 31, 2015 and 2014, and September 30, 2015, respectively. _________________________________________________________ As of 12/31/15 As of 12/31/14 As of 9/30/15 Actual ($) Yield (%) Actual ($) Yield (%) % Change Actual ($) Yield (%) % Change Assets Cash ,178,075 0.25 ,119,501 0.31 0.49015489410130458 22,173 0.26 7.0311640283227348 Investment securities (1) 3,479,336 2.75 2,684,947 2.61 0.29586766517178925 1,749,590 2.2999999999999998 0.98865791413988424 Bank loans (2) 3,449,662 3.03 2,298,929 5.18 0.50055177867607048 2,706,074 2.99 0.27478479893750135 Total interest earning assets 7,107,073 2.65 5,103,377 2.92 0.39262159154614679 4,477,837 2.68 0.58716652705312855 Liabilities Deposits 6,638,359 0.16 4,790,084 0.08 0.38585440255327463 4,116,814 0.16 0.61249913161002656 Other liabilities (non-interest bearing) ,195,031 41,867 3.6583466692144171 ,145,382 0.34150720171685628 Total liabilites 6,833,390 4,831,951 0.41420929144355978 4,262,196 0.60325569260540812 Net interest margin 2.5 2.75 2.5299999999999998 Allowance for loan losses $29,675 $20,731 0.43143119000530605 $27,707 7.1028981846% Allowance as a percentage of loans (3) 0.9% 0.94% 1.08 % Non-performing assets as a percentage of total assets 0.03% 0.13% 0.03%

Capital Structure (in thousands, except ratios) _________________________________________________________ Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts and Senior Notes divided by stockholders’equity.

Share Repurchases 9.1 Million Shares Remain Under The Current Authorization

Acquisition Updates

Acquisition Philosophy Strategic combinations need to be accretive to: Shareholders Expected revenue and EPS growth in a reasonable timeframe Financial metrics: Ascertain our view of enterprise value Determine the split of value between shareholders and employees Capitalize purchase price to shareholders in excess of assets acquired (i.e. Goodwill, typically tax deductible) Expense as compensation amount of enterprise value paid to employees (usually stock based grants to employees) Structure transaction to accelerate tax benefits Take merger charges for non comp expense redundancies Run ongoing enhanced payouts to employees (typically broker notes or stock grants) through GAAP expense Associates Add additional capabilities and new geographies Clients Be more relevant and expand product offerings New partners Retain authority coupled with the stability of Stifel’s size and scale

Barclays Overview Transaction Overview $147 million total pre-tax investment, as follows: Non-GAAP charges, including stock-based compensation, assumed legacy broker notes, and integration expenses Goodwill in excess of net assets acquired $100 million total NPV after-tax investment Newly issued Stifel broker note amortization will be included in the non-GAAP return analysis Financial Projections Return Analysis (Non-GAAP) $1.2 billion in bank assets and $0.9 million in margin loans $2.1 billion in total assets Equity required to support the business of $190 million Minimum tier 1 leverage capital of 7.5% plus goodwill Balance Sheet Acquired Revenue range of $160-$190 million Pre-tax margins of 20% - 25% (inclusive of amortization on newly issued Stifel broker notes) Non-GAAP charges: $13 million $78 million $24 million $115 million pre-tax Return on investment (after-tax) of 19% - 29% Return on equity of 10% - 15% $115 million $32 million (Expensed in Q4 2015) (Expensed in 2016) (Expensed in 2017)

Sterne Non-GAAP Actual vs. Original Estimate (as presented on 2/23/15)

Non-GAAP Deal Integration Costs

Q&A